SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2005

Under the section titled “TCW Galileo Growth Insights Fund” at page 12, Shannon M. Callan is deleted as the Fund portfolio manager and Anthony S. Valencia is added as a portfolio manager.

Under the section titled “Portfolio Manager” at page 25, Shannon M. Callan is deleted and the following individual is added:

Anthony S. Valencia	SeniorVice President, the Advisor, TCW Asset Management Company and Trust Company of the West since January 2001. Previously, an equity analyst with Van Deventer & Hoch (Glendale, Caifornia)

August 10, 2005

Galgip 8/2005